Exhibit 99.1

FOR IMMEDIATE RELEASE

Equifax Inc. Announces Contract Extension

for CEO Mark W. Begor through 2025

ATLANTA, GA, Feb. 4, 2021 - Equifax Inc. (NYSE: EFX), a data, analytics and technology company, today announced its Board of Directors has agreed with Mark W. Begor, Chief Executive Officer (CEO), to extend the term of his employment agreement through 2025.

“Mark’s strong and clear leadership over the past three years guided Equifax through one of the most challenging chapters in the company’s history following the 2017 cyber event, and successfully drove an enterprise-wide $1.5 billion cloud data and technology transformation that repositioned Equifax as a global data, analytics, and technology leader with industry-leading cybersecurity,” said Mark Feidler, Equifax Chairman of the Board. “Mark and his team have delivered strong financial results including record revenue during 2020, and he has proven to be a strategic, visionary and innovative leader with a deep understanding of our business. The Board of Directors is confident he is uniquely qualified to continue to lead the business into the future and to execute our strategy to drive value for our shareholders.”

Since joining Equifax as CEO in April 2018, Begor led the effort to regain the confidence of customers and consumers following the 2017 cyber event and drove a $1.5 billion cloud data and technology transformation across the global enterprise. This cloud technology transformation is the largest investment in Equifax’s history, and is a critical enabler to accelerating innovation, new products and growth for the benefit of customers, consumers, and investors. He also has expanded Equifax’s differentiated data assets through strategic partnerships and bolt-on acquisitions that further enable the company to solve the business problems of its customers and drive future growth.

“I am proud of our progress over the past three years but even more energized to lead Equifax in the next phase of its evolution, and I look forward to building upon our strong momentum as we focus on growth in 2021 and beyond,” said Begor. “This is an exciting time to be leading Equifax as we enter our next chapter of growth by leveraging our new cloud data and technology platforms to accelerate innovation, new products, and growth. Together with our Board, our first-class leadership team, and our incredibly talented teams around the globe, we will continue to provide our unique data and analytics solutions to customers, drive growth, and create enhanced shareholder value.”

Forward-Looking Statements

This release contains forward-looking statements and forward-looking information. All statements that address our performance and events or developments that we expect or anticipate will occur in the future, including statements relating to shareholder value, future operating results, expected growth, performance, improvements in our IT and data security infrastructure, our strategy, our ability to mitigate or manage disruptions posed by COVID-19, the impact of COVID-19 and changes in U.S. and worldwide economic conditions, and similar statements about our outlook and our business plans are forward-looking statements. We believe these forward-looking statements are reasonable as and when made. However, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in our 2019 Form 10-K and subsequent SEC filings. As a result of such risks and uncertainties, we urge you not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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ABOUT EQUIFAX INC.

At Equifax (NYSE: EFX), we believe knowledge drives progress. As a global data, analytics, and technology company, we play an essential role in the global economy by helping financial institutions, companies, employees, and government agencies make critical decisions with greater confidence. Our unique blend of differentiated data, analytics, and cloud technology drives insights to power decisions to move people forward. Headquartered in Atlanta and supported by more than 11,000 employees worldwide, Equifax operates or has investments in 25 countries in North America, Central and South America, Europe, and the Asia Pacific region. For more information, visit Equifax.com

FOR MORE INFORMATION

BEN SHEIDLER

404.885.8332

MediaInquiries@equifax.com